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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                AMENDMENT NO. 1
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 21, 2000

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

   State of New Jersey             001-09120                     22-2625848
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000


                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

    State of New Jersey            001-00973                     22-1212800
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000

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
Item 7. Financial Statements and Exhibits

     This Amendment No. 1 restates the unaudited pro forma financial information contained in the Current Report of Public Service Electric and Gas Company (PSE&G) and its parent, Public Service Enterprise Group Incorporated (PSEG) on Form 8-K dated September 5, 2000 relating to PSE&G's transfer of its electric generating facilities to PSEG Power LLC (Power), an unregulated power producing affiliate, on August 21, 2000.

     Subsequent to the filing of the Form 8-K dated September 5, 2000, management determined that $127 million and $155 million in expenses relating to power purchased under PSE&G's non-utility generator (NUG) contracts were erroneously allocated to the generation portion of PSE&G's business being transferred to Power for the year ended December 31, 1999 and six months ended June 30, 2000, respectively. In addition a portion of Other Income and Deductions has now been properly allocated to the generation portion of the business. As a result, the unaudited pro forma financial information included in the Form 8-K/A has been restated from the amounts previously reported to correct these errors.

     Also, following the transfer, Power bills PSE&G for the energy and capacity provided to meet PSE&G's basic generation service requirements. The pro forma financial information has also been restated to reflect these billings, and PSE&G's related revenues and expenses, as if the transfer had occurred on January 1, 1999. The following are the unaudited pro forma condensed consolidated financial statements being filed with this report:

     Unaudited Pro Forma Condensed Consolidated Balance Sheet
        as of June 30, 2000                                             Page F-1
     Unaudited Pro Forma Condensed Consolidated Statements of Income:
        Year Ended December 31, 1999                                    Page F-2
        Six Months Ended June 30, 2000                                  Page F-3

     The unaudited Pro Forma Condensed Consolidated Balance Sheet of PSE&G as of June 30, 2000 reflects the financial position of PSE&G after giving effect to the transfer and assumes the transaction took place on June 30, 2000. The unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1999 and the six months ended June 30, 2000 assume that the transaction occurred on January 1, 1999, and are based on the operations of PSE&G for the year ended December 31, 1999 and the six months ended June 30, 2000.

     The unaudited pro forma condensed consolidated financial statements have been prepared based upon assumptions which Management believes are reasonable. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of PSE&G, or of the financial position or results of operations of PSE&G that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of PSE&G.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                  (Registrant)


                              By: Patricia A. Rado
                              --------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)


Date:  November 1, 2000

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2000
                              (Millions of Dollars)
                                   (Unaudited)



                                                          Historical    Generation(1)     Other       Pro Forma
                                                          ------------  -------------  ------------   ----------
CURRENT ASSETS
  Cash and Cash Equivalents                                   $    29      $    (6)       $    -       $     23
  Other                                                         1,923         (676)            -          1,247
                                                          ------------  -----------    ------------   ----------
       Total Current Assets                                     1,952         (682)            -          1,270
                                                          ------------  -----------    ------------   ----------

PROPERTY, PLANT AND EQUIPMENT
  Electric - Generation                                         2,298       (2,298)            -              -
  Electric - Transmission and Distribution                      5,214            -             -          5,214
  Gas - Distribution                                            3,094            -             -          3,094
  Other                                                           446          (10)            -            436
                                                          ------------  -----------    ------------   ----------
       Total                                                   11,052       (2,308)            -          8,744
  Accumulated depreciation and amortization                    (4,150)       1,117             -         (3,033)
                                                          ------------  -----------    ------------   ----------
       Net Property, Plant and Equipment                        6,902       (1,191)            -          5,711
                                                          ------------  -----------    ------------   ----------
NONCURRENT ASSETS
 Regulatory Assets                                              5,067            -             -          5,067
 Note Receivable                                                    -        2,760             -          2,760
 Other                                                            973         (744)            -            229
                                                          ------------  -----------    ------------   ----------
       Total Noncurrent Assets                                  6,040        2,016             -          8,056
                                                          ------------  -----------    ------------   ----------
TOTAL ASSETS                                                  $14,894      $   143        $    -       $ 15,037
                                                          ============  ===========    ============   ==========
CURRENT LIABILITIES
  Commercial Paper and Loans                                  $ 1,782      $     -        $    -       $  1,782
  Other                                                         1,305         (559)            -            746
                                                          ------------  -----------    ------------   ----------
       Total Current Liabilities                                3,087         (559)            -          2,528
                                                          ------------  -----------    ------------   ----------
NONCURRENT LIABILITIES
  Deferred Income Taxes and ITC                                 2,093           (7)          676 (2)      2,762
  Other                                                         2,116         (946)            -          1,170
                                                          ------------  -----------    ------------   ----------
       Total Noncurrent Liabilities                             4,209         (953)          676          3,932
                                                          ------------  -----------    ------------   ----------

COMMITMENTS AND CONTINGENT LIABILITIES                              -            -             -              -
                                                          ------------  -----------    ------------   ----------
CAPITALIZATION:
  LONG - TERM DEBT                                              3,101            -             -          3,101
                                                          ------------  -----------    ------------   ----------

  PREFERRED SECURITIES                                            683            -             -            683
                                                          ------------  -----------    ------------   ----------

  COMMON STOCKHOLDER'S EQUITY:
    Common Stock, issued: 132,450,344 shares                    2,563            -             -          2,563
    Retained Earnings                                             660            -             -            660
    Other                                                         591        1,655          (676)(2)      1,570
                                                          ------------  -----------    ------------   ----------
       Total Common Stockholder's Equity                        3,814        1,655          (676)         4,793
                                                          ------------  -----------    ------------   ----------
            Total Capitalization                                7,598        1,655          (676)         8,577
                                                          ------------  -----------    ------------   ----------
TOTAL LIABILITIES AND CAPITALIZATION                          $14,894      $   143        $    -       $ 15,037
                                                          ============  ===========    ============   ==========


(1)  To eliminate  the assets and  liabilities  included in the balance sheet of
     PSE&G's  generation-related   business  as  of  June  30,  2000  that  were
     transferred to PSEG Power LLC in exchange for a note receivable.

(2) To record the deferred income tax relating to the difference between the book value of generation assets and the transfer price specified by the BPU.

                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                              (Millions of Dollars)
                                   (Unaudited)

                                                             Historical    Generation (1)       Other          Pro Forma
                                                            -------------  ----------------  -------------    -------------
    OPERATING REVENUES
      Electric Revenues
        Bundled                                                  $ 2,480          $ (1,689)       $     -          $   791
        Generation                                                 1,005            (1,005)             -                -
        Transmission and Distribution                                688                 -          2,460 (2)        3,148
                                                            -------------  ----------------  -------------    -------------
         Total Electric Revenues                                   4,173            (2,694)         2,460            3,939
      Gas Distribution                                             1,717                 -              -            1,717
                                                            -------------  ----------------  -------------    -------------
         Total Operating Revenues                                  5,890            (2,694)         2,460            5,656
                                                            -------------  ----------------  -------------    -------------
    OPERATING EXPENSES
      Electric Energy Costs                                          958              (831)         2,460 (2)        2,587
      Gas Costs                                                    1,038                 -              -            1,038
      Operation and Maintenance                                    1,573              (689)             -              884
      Depreciation and Amortization                                  529              (224)             -              305
      Taxes Other Than Income Taxes                                  194               (19)             -              175
                                                            -------------  ----------------  -------------    -------------
           Total Operating Expenses                                4,292            (1,763)         2,460            4,989
                                                            -------------  ----------------  -------------    -------------
    OPERATING INCOME                                               1,598              (931)             -              667
    Other Income and Deductions                                       (2)                -              -               (2)
    Interest Expense                                                (387)                -            393 (3)            6
    Preferred Securities Dividend Requirements                       (46)                -              -              (46)
                                                            -------------  ----------------  -------------    -------------
    INCOME BEFORE INCOME TAXES AND                                 1,163              (931)           393              625
      EXTRAORDINARY ITEM
    Income Taxes                                                    (510)              342           (161)            (329)
                                                            -------------  ----------------  -------------    -------------
    INCOME BEFORE EXTRAORDINARY ITEM                             $   653          $   (589)       $   232          $   296
                                                            =============  ================  =============    =============


(1) To eliminate the income and expenses of the generation related business for the entire period. Various allocation methodologies were employed to separate the results of operations of the generation-related portion of PSE&G's business from PSE&G's historical financial statements. Revenue was calculated by unbundling the generation component of revenue from PSE&G's bundled rate for the generation, transmission and distribution of energy and adding any generation-related revenues, such as ancillary services and wholesale energy activity. Expenses, such as energy costs, operations and maintenance and depreciation and amortization were specifically identified by function.

(2) To reflect the revenues and expenses related to PSEG Power LLC's billings to PSE&G for energy delivery for the period on a pro forma basis.

(3) To reflect the interest income for the entire period relating to the pro forma note receivable from PSEG Power LLC in the amount of approximately $2.760 billion with an interest rate of 14.23%, assuming no prinicipal repayment during the period. Beginning on August 21, 2000, PSE&G will receive interest from PSEG Power LLC based on the actual transfer price of $2.786 billion, less any future principal repayments, at a rate of 14.23%.




                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                              (Millions of Dollars)
                                   (Unaudited)

                                                             Historical     Generation (1)       Other          Pro Forma
                                                            -------------  ----------------  -------------    -------------
OPERATING REVENUES
      Electric Revenues
        Generation                                                $1,113           $(1,113)          $  -           $    -
        Transmission and Distribution                                887                 -            902 (2)        1,789
                                                            -------------  ----------------  -------------    -------------
         Total Electric Revenues                                   2,000            (1,113)           902            1,789
      Gas Distribution                                             1,066                 -              -            1,066
                                                            -------------  ----------------  -------------    -------------
         Total Operating Revenues                                  3,066            (1,113)           902            2,855
                                                            -------------  ----------------  -------------    -------------
    OPERATING EXPENSES
      Electric Energy Costs                                          473              (318)           902 (2)        1,057
      Gas Costs                                                      679                 -              -              679
      Operation and Maintenance                                      773              (342)             -              431
      Depreciation and Amortization                                  170               (68)             -              102
      Taxes Other Than Income Taxes                                   88                (9)             -               79
                                                            -------------  ----------------  -------------    -------------
           Total Operating Expenses                                2,183              (737)           902            2,348
                                                            -------------  ----------------  -------------    -------------
    OPERATING INCOME                                                 883              (376)             -              507
    Other Income and Deductions                                       12                (6)             -                6
    Interest Expense                                                (194)                -            196 (3)            2
    Preferred Securities Dividend Requirements                       (23)                -              -              (23)
                                                            -------------  ----------------  -------------    -------------
    INCOME BEFORE INCOME TAXES                                       678              (382)           196              492
    Income Taxes                                                    (276)              156            (80)            (200)
                                                            -------------  ----------------  -------------    -------------
    NET INCOME                                                       402              (226)           116              292
    Preferred Stock Dividend Requirements                             (5)                -              -               (5)
                                                            -------------  ----------------  -------------    -------------
    EARNINGS AVAILABLE TO PUBLIC SERVICE
       ENTERPRISE GROUP INCORPORATED                              $  397           $  (226)          $116           $  287
                                                            =============  ================  =============    =============

(1) To eliminate the income and expenses of the generation related business for the entire period. Various allocation methodologies were employed to separate the results of operations of the generation-related portion of PSE&G's business from PSE&G's historical financial statements. Revenue was calculated by unbundling the generation component of revenue from PSE&G's bundled rate for the generation, transmission and distribution of energy and adding any generation-related revenues, such as ancillary services and wholesale energy activity. Expenses, such as energy costs, operations and maintenance and depreciation and amortization were specifically identified by function.

(2) To reflect the revenues and expenses related to PSEG Power LLC's billings to PSE&G for energy delivery for the period on a pro forma basis.

(3) To reflect the interest income for the entire period relating to the pro forma note receivable from PSEG Power LLC in the amount of approximately $2.760 billion with an interest rate of 14.23%, assuming no prinicipal repayment during the period. Beginning on August 21, 2000, PSE&G will receive interest from PSEG Power LLC based on the actual transfer price of $2.786 billion, less any future principal repayments, at a rate of 14.23%.

